JUPITERMEDIA CORPORATION REPORTS RESULTS
                   FOR ITS FIRST QUARTER ENDED MARCH 31, 2007

(New York, NY - May 9, 2007) -- Jupitermedia Corporation (Nasdaq: JUPM) today reported results for the quarter ended March 31, 2007

Highlights for the first quarter of 2007 include:

o Revenues for the first quarter of 2007 were $34.8 million compared to revenues of $33.9 million for the same period last year.

o Loss per diluted share from continuing operations was $0.03 and included non-cash stock-based compensation expense and legal and other fees associated with discussions with Getty Images, Inc. regarding a potential transaction that were terminated on March 7, 2007, which totaled $0.04 per diluted share.

"Our revenues for the first quarter year of 2007 showed improvement over the same quarter of the prior year due to progress made with our Jupiterimages business. Jupitermedia continues to grow as a powerful creator and distributor of a wide range of commercial images and digital content. In addition to the expansion of our image offerings, we increased our wholly-owned royalty-free music offerings during the quarter," stated Jupitermedia's Chairman and CEO Alan
M. Meckler. "We have also made additional investments to reinvigorate our Online Media business, with the launch of several new IT Web sites and companion trade shows. In the first quarter we announced the acquisition of the remaining 50.1% interest in the ISPCON trade shows and the acquisition of JustTechJobs.com, which is a natural e-commerce offering for our Online Media business audience of over 15 million unique users," added Meckler.

Jupitermedia Corporation 1st Quarter 2007 Financial Results Conference Call
Alert

Jupitermedia Corporation invites you to participate in its conference call reviewing 2007 first quarter results on Thursday, May 10, 2007 at 11:00 am EST.

The conference call number is (800) 289-0518 for domestic participants and (913) 981-5532 for international participants; pass code "356 4367". Please call five minutes in advance to ensure that you are connected prior to the presentation. The conference call replay will be available until Thursday, May 24, 2007. Replay call numbers are (888) 203-1112 for domestic participants and (719) 457-0820 for international participants: pass code: "356 4367."

Acquisitions

In January 2007, Jupitermedia announced that its Jupiterimages division acquired the assets of StudioCutz.com (www.studiocutz.com) and BlueFuseMusic.com
(www.bluefusemusic.com) from Mediatone Music, Inc. Also included in the transaction were the assets of NoiseFuel.com (imaging elements & sound effects, www.noisefuel.com) and MediaMusicLoops.com (www.mediamusicloops.com). These sites include a music library of over 2,600 wholly-owned tracks of high quality royalty free-music and 5,500 sound effects. Terms of this acquisition were not disclosed.

In January 2007, Jupitermedia announced that it acquired the remaining 50.1% interest in the two annual ISPCON trade shows as well as 100% of the INBOX trade shows from The Golden Group I, Inc. Jupitermedia now owns 100% of these properties, up from the 49.9% interest in ISPCON held prior to the transaction. Financial terms of this transaction were not disclosed.

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

New Online Images Offerings

Jupitermedia continued to expand and strengthen its world-class proprietary Jupiterimages offerings with the addition of the following:

In February 2007, Jupitermedia announced the launch of RoyaltyFreeMusic.com's (www.royaltyfreemusic.com) subscription service, which provides subscribers with access to its entire wholly-owned library of over 7,000 music tracks and more than 10,000 sound effects. Subscriptions are available for one month and one year, allowing subscribers to download up to 90 tracks and 300 sound effects per month. Benefits to subscribers include access to brand new tracks and sound effects added monthly, and the convenience of never having to deal with ongoing licensing fees for their projects.

In May 2007, Jupitermedia announced the launch of AnimationFactory.com's Pro Edition (www.animationfactory.com), a new subscription-based version that offers one of the world's most comprehensive collections of 3D motion designs and Flash(TM) animations and is the largest royalty-free resource for all types of animations ranging from highly compressed 3D animations for Web and mobile to studio quality high definition motion graphics. Subscriptions also include high definition backgrounds, special video elements with alpha channels for compositing in video or Flash(TM), Flash(TM) Web site templates, and a library of sound effects and music loops.

New Online Media Offerings

Jupitermedia continued to expand and strengthen its world-class proprietary content and advertising opportunities with the addition of the following:

In February 2007, Jupitermedia announced its new Web Video Summit tradeshow (www.webvideosummit.com) will be held June 27-28, 2007 at the San Jose Marriott in San Jose, California. The conference will serve those who create and distribute video over the Web, with industry expert Dave Burstein chairing the program.

In March 2007, Jupitermedia announced the launch of WebVideoUniverse.com (www.webvideouniverse.com), a Web site focused on shooting, editing and distributing video over the Web. WebVideoUniverse.com includes comprehensive coverage of this emerging vertical market with sections including: Filming, Editing/Encoding, Distributing, Marketing/Promotion, Resources and Discussion, and is part of internet.com's IT channel.

In March 2007, Jupitermedia announced the launch of ITCareerPlanet.com (www.itcareerplanet.com), a Web site dedicated to helping IT professionals stay up-to-date with the latest news and resources related to their careers. ITCareerPlanet.com can be found on the EarthWeb.com network and includes IT career news and advice, job trends, salary trends and IT staff management coverage. This launch follows a recent related announcement of Jupitermedia's acquisition of JustTechJobs.com (www.justtechjobs.com), an online tech job site that brings together IT professionals and employees.

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


                                        Jupitermedia Corporation

                        Unaudited Consolidated Condensed Statements of Operations

                        For the Three Months Ended March 31, 2006 and 2007
                                (in thousands, except per share amounts)



                                                                                                 Three Months Ended
                                                                                                     March 31,
                                                                                              -------------------------
                                                                                                 2006           2007
                                                                                              ------------    ---------
Revenues                                                                                     $    33,941     $ 34,771

Cost of revenues (exclusive of items shown separately below)                                      11,925       14,802
Advertising, promotion and selling                                                                 7,166        7,100
General and administrative                                                                         6,231        8,390
Depreciation                                                                                         653        1,062
Amortization                                                                                       2,271        3,104
                                                                                              ------------   ------------
Total operating expenses                                                                          28,246       34,458
                                                                                              ------------   ------------
Operating income                                                                                   5,695          313

Income (loss) on investments and other, net                                                           73           (9)
Interest income                                                                                      117           40
Interest expense                                                                                  (1,319)      (1,473)
                                                                                              ------------   ------------

Income (loss) before income taxes, minority interests and equity income from investments, net      4,566       (1,129)
Provision (benefit) for income taxes                                                               1,715         (129)
Minority interests                                                                                    (9)         (41)
Equity loss from investments, net                                                                     (9)          --
                                                                                              ------------   ------------

Income (loss) from continuing operations                                                           2,833       (1,041)
Income from discontinued operations, net of taxes                                                     67           --
Gain on sale of discontinued operations, net of taxes                                              6,291           --
                                                                                              ------------   ------------
Net income (loss)                                                                            $     9,191  $    (1,041)
                                                                                              ============   ============
Earnings (loss) per share:

   Basic
      Income (loss) from continuing operations                                               $      0.08  $     (0.03)
                                                                                              ============   ============
      Net income (loss)                                                                      $      0.26  $     (0.03)
                                                                                              ============   ============
   Diluted
      Income (loss) from continuing operations                                               $      0.08  $     (0.03)
                                                                                              ============   ============
      Net income (loss)                                                                      $      0.25  $     (0.03)
                                                                                              ============   ============

Shares used in computing earnings (loss) per share:
      Basic                                                                                       35,111       35,804
                                                                                              ============   ============
      Diluted                                                                                     36,735       35,804
                                                                                              ============   ============

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




Segment Information

The following tables summarize the results of the segments of Jupitermedia for the three months ended March 31, 2006 and 2007. Online images consists of the Jupiterimages business that includes: BananaStock, Workbook Stock, Brand X
Pictures, FoodPix, Botanica, Nonstock, The Beauty Archive, IFA Bilderteam, Comstock Images, Creatas Images, PictureQuest, Liquid Library, Thinkstock Images, Thinkstock Footage, Bigshot Media, Goodshoot, ITStockFree, Stock Image, Pixland, Photos.com, Ablestock.com, PhotoObjects.net, Clipart.com,
FlashFoundry.com,          JupiterGreetings.com,           AnimationFactory.com,
RoyaltyFreeMusic.com, StudioCutz.com and Stockxpert.com. Online media includes the internet.com, EarthWeb.com, DevX.com and Graphics.com Networks. Other includes corporate overhead, depreciation and amortization.




                                                             (Unaudited)
                                                          Three Months Ended
                                                               March 31,
                                                     ---------------------------
                                                         2006          2007
                                                     ------------   ----------
Revenues:
   Online images                                 $     26,565        $  27,914
   Online media                                         7,370            6,857
   Other                                                    6              ---
                                                 ----------------    -----------
                                                       33,941           34,771
                                                 ----------------    -----------

Cost of revenues and operating expenses: (A)
   Online images                                       16,222           19,292
   Online media                                         5,181            4,741
   Depreciation and amortization                        2,924            4,166
   Other (C)                                            3,919            6,259
                                                 ----------------    -----------
                                                        28,246           34,458
                                                 ----------------    -----------
Operating income (loss):
   Online images                                       10,343            8,622
   Online media                                         2,189            2,116
   Other (B) (C)                                       (6,837)         (10,425)
                                                ----------------     -----------
                                                $       5,695        $     313
                                                ================     ===========

(A) Cost of revenues and operating expenses include non-cash, stock-based compensation expense of $761,000 and $855,000 for the three months ended March 31, 2006 and 2007, respectively.

(B)  Includes depreciation and amortization expense.

(C) The three months ended March 31, 2007 includes $1.9 million in legal and other fees associated with discussions with Getty Images, Inc. regarding a potential transaction which were terminated on March 7, 2007.



                                        Jupitermedia Corporation
                                Consolidated Condensed Balance Sheets
                                December 31, 2006 and March 31, 2007
                        (in thousands, except share and per share amounts)


                                                                                             December 31,     March 31,
                                                                                                 2006           2007
                                                                                            ------------    -------------
                                                        ASSETS
Current assets:
      Cash and cash equivalents                                                          $       8,891       $   7,030
      Accounts receivable, net of allowances of $2,114 and $2,110, respectively                 25,296          26,610
      Prepaid expenses and other                                                                 2,601           3,287
      Deferred income taxes                                                                      3,350           3,253
                                                                                          ---------------    ---------------
            Total current assets                                                                40,138          40,180

Property and equipment, net of accumulated depreciation of $13,996 and $14,974,
   respectively                                                                                 11,691          12,032
Intangible assets, net                                                                          77,923          75,916
Goodwill                                                                                       199,010         204,724
Deferred income taxes                                                                            2,147           1,924
Investments and other assets                                                                     1,281           1,175
                                                                                          ---------------    ---------------
            Total assets                                                                 $     332,190       $ 335,951
                                                                                         ===============     ===============
                                        LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
      Accounts payable                                                                   $       5,269       $   8,799
      Accrued payroll and related expenses                                                       3,188           3,794
      Accrued expenses and other                                                                14,469          14,282
      Current portion of long-term debt                                                         16,000          16,000
      Deferred revenues                                                                         13,362          14,250
                                                                                          ---------------   ---------------
            Total current liabilities                                                           52,288          57,125

Long-term debt                                                                                  49,899          47,899
Deferred revenues                                                                                  181             208
                                                                                          ---------------    ---------------
            Total liabilities                                                                  102,368         105,232
                                                                                          ---------------    ---------------

Commitments on contingencies (see notes)

Stockholders' equity:
      Preferred stock, $.01 par value, 4,000,000 shares authorized, no shares issued                --               --
      Common stock, $.01 par value, 75,000,000 shares authorized, 35,713,327 and
         35,966,383 shares issued at December 31, 2006 and March 31, 2007, respectively            357             360
      Additional paid-in capital                                                               261,666         263,654
      Accumulated deficit                                                                      (33,888)        (34,929)
      Treasury stock, 65,000 shares at cost                                                       (106)           (106)
      Accumulated other comprehensive income                                                     1,793           1,740
                                                                                          ---------------    ---------------
            Total stockholders' equity                                                         229,822         230,719
                                                                                          ---------------    ---------------
            Total liabilities and stockholders' equity                                   $     332,190       $ 335,951
                                                                                         ================    ===============


                                        Jupitermedia Corporation
                        Unaudited Consolidated Condensed Statements of Cash Flows
                                Three Months Ended March 31, 2006 and 2007
                                                (in thousands)

                                                                                            Three Months Ended
                                                                                                 March 31,
                                                                                       --------------------------------
                                                                                            2006             2007
                                                                                       ---------------  ---------------
Cash flows from operating activities:
      Income (loss) from continuing operations                                        $     2,833       $  (1,041)
      Adjustments to reconcile income (loss) from continuing operations to net cash provided by operating activities:
            Depreciation and amortization                                                   2,924           4,166
            Stock-based compensation                                                          761             855
            Provision (benefit) for losses on accounts receivable                              (9)             (4)
            Minority interests                                                                  9              41
            Equity loss from investments, net                                                   9              --
            (Income) loss on investments and other, net                                       (73)              9
            Deferred income taxes                                                             589             383
            Excess tax benefit from stock-based compensation                                 (636)           (146)
      Changes in current assets and liabilities (net of businesses acquired):
            Accounts receivable, net                                                       (3,000)         (1,310)
            Prepaid expenses and other                                                       (241)           (975)
            Accounts payable and accrued expenses                                          (3,223)          3,568
            Deferred revenues                                                                 736             896
            Discontinued operations                                                         1,110              --
                                                                                       ---------------  ---------------
                  Net cash provided by operating activities                                 1,789           6,442
                                                                                       ---------------  ---------------
Cash flows from investing activities:
      Purchases of property and equipment                                                    (492)         (1,421)
      Acquisitions of businesses, images and other                                        (15,591)         (6,125)
      Proceeds from sales of assets and other                                                 152              47
      Proceeds from sale of discontinued operations                                         9,600              --
      Discontinued operations                                                                  --              --
                                                                                       ---------------  ---------------
                  Net cash used in investing activities                                    (6,331)         (7,499)
                                                                                       ---------------  ---------------
Cash flows from financing activities:
      Borrowings under credit facilities                                                   15,000           3,000
      Debt issuance costs                                                                     (12)             --
      Repayment of borrowings under credit facilities                                      (4,000)         (5,000)
      Proceeds from exercise of stock options                                               1,027             990
      Excess tax benefit from stock-based compensation                                        636             146
      Discontinued operations                                                                  --               --
                                                                                       ---------------  ---------------
                  Net cash provided by (used in) financing activities                      12,651            (864)

                                                                                       ---------------  ---------------
Effects of exchange rates on cash                                                             (18)             60
                                                                                       ---------------  ---------------
Net increase (decrease) in cash and cash equivalents                                        8,091          (1,861)
Cash and cash equivalents, beginning of period                                             18,546           8,891
                                                                                       ---------------  ---------------
Cash and cash equivalents, end of period                                              $    26,637       $   7,030
                                                                                      ================  ===============
Supplemental disclosures of cash flow:
            Cash paid for income taxes                                                $     5,069       $     268
                                                                                      ================  ===============
            Cash paid for interest                                                    $     1,201       $   1,276
                                                                                      ================  ===============

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


Business Outlook

Jupitermedia's financial guidance is prepared in accordance with accounting principles generally accepted in the United States of America. Historical results below have been adjusted to conform to this presentation. The amounts below reflect the preliminary allocation of the purchase prices paid by Jupitermedia in connection with its recent acquisitions and are subject to change pending a final allocation of these amounts. The following forward looking-statements reflect Jupitermedia's expectations as of May 9, 2007. Due to potential changes in general economic conditions and the various other risk factors discussed below and in Jupitermedia's reports filed with the Securities and Exchange Commission from time to time, actual results may differ materially. Jupitermedia intends to continue its practice of not updating forward-looking statements until its next quarterly results announcement, other than in publicly available statements.

Future Expectations

 (In millions except for earnings per diluted share)
                                                                      Q2 2007
                                                                      -------
                                                                        (A)

Revenues                                                            $36.0-37.0

Cost of revenues, advertising, promotion & selling, and general     $28.0-29.0
& administrative expenses

EBITDA (Earnings before interest, taxes, depreciation and                 $8.0
amortization)

Depreciation and amortization                                             $4.3

Interest expense, net                                                     $1.4

Provision for income taxes                                                $1.0

Net income                                                                $1.3

Diluted share count                                                       36.1

Earnings per diluted share                                               $0.04


Notes:

(A) This financial guidance does not include estimated non-cash stock-based compensation expense relating to employee stock options in the amount of $0.01 per share for Q2 2007.


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



About Jupitermedia Corporation
Jupitermedia Corporation (Nasdaq: JUPM, http://www.jupitermedia.com/), headquartered in Darien, CT, is a leading global provider of images, original information and events for information technology, business and creative professionals. Jupitermedia includes Jupiterimages, one of the leading images companies in the world with over 7.0 million images online serving creative professionals with brands like BananaStock, Workbook Stock, Brand X Pictures, FoodPix, Botanica, Nonstock, The Beauty Archive, IFA Bilderteam, Comstock Images, Creatas Images, PictureQuest, Liquid Library, Thinkstock Images, Thinkstock Footage, Bigshot Media, Goodshoot, ITStockFree, Stock Image, Pixland, Photos.com, Ablestock.com, PhotoObjects.net, Clipart.com, FlashFoundry.com, JupiterGreetings.com, AnimationFactory.com, RoyaltyFreeMusic.com, StudioCutz.com and Stockxpert.com. The media segment of Jupitermedia consists of four distinct online networks: internet.com and EarthWeb.com for IT and business professionals; DevX.com for developers; and Graphics.com for creative professionals. The networks include more than 150 Web sites and over 150 e-mail newsletters that are viewed by over 20 million users and generate over 400 million page views monthly. In addition, the media segment includes internet.com events, which produces offline conferences and trade shows focused on IT and business-specific topics including ISPCON, INBOX, Web Video Summit, Semantic Web Strategies and Digital Rights Management Strategies.

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Statements in this press release which are not historical facts are
"forward-looking statements" that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The potential risks and uncertainties address a variety of subjects including, for example, the competitive environment in which Jupitermedia competes; the unpredictability of Jupitermedia's future revenues, expenses, cash flows and stock price; Jupitermedia's ability to integrate acquired businesses, products and personnel into its existing businesses; Jupitermedia's ability to protect its intellectual property; and Jupitermedia's dependence on a limited number of advertisers. For a more detailed discussion of such risks and uncertainties, refer to Jupitermedia's reports filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934. The forward-looking statements included herein are made as of the date of this press release, and Jupitermedia assumes no obligation to update the forward-looking statements after the date hereof.

CONTACT:
Michael DeMilt
VP of Marketing
212-547-7938
press@jupitermedia.com


All current Jupitermedia press releases can be found online at www.jupitermedia.com/corporate/press.html.


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